                                                                 EXHIBIT 10.1



                      MEMORANDUM & ARTICLES OF ASSOCIATION

                                       OF

                        INFORMATION MANAGEMENT RESOURCES

                                (INDIA) LIMITED

                                                                   Co. No. 19138



                     [Section 18(3) of Companies Act, 1956]

                    CERTIFICATE OF REGISTRATION OF THE ORDER
                      OF COURT CONFIRMING TRANSFER OF THE
                        REGISTERED OFFICE FROM ONE STATE
                                   TO ANOTHER


The INFORMATION MANAGEMENT RESOURCES (INDIA) LIMITED having by special resolution altered the provisions of its Memorandum of Association with respect to the place of the registered office by changing it from the state of Maharashtra to the state of Karnataka and such alteration having been confirmed by an order of Company Law Board, Western Region Bench, Bombay bearing date the 3rd day of November, 1995.

I hereby certify that a certified copy of the said order has this day been registered.

Given under my hand at Bangalore this Ninth day of November One Thousand Nine Hundred Ninety Five.
                                                          \s\ V. Screenivasa Rao

                                                           (V. Screenivasa Rao).

                                                          Registrar Of Companies
                                                           Karnataka, Bangalore.
                                    J.S.C.-6

                                  No. 11-56755

                       FRESH CERTIFICATE OF INCORPORATION
                          CONSEQUENT ON CHANGE OF NAME

           IN THE OFFICE OF THIS REGISTRAR OF COMPANIES, MAHARASHTRA,
                                    BOMBAY,

In the matter of REESAN INFORMATION MANAGEMENT RESOURCES (INDIA)
             PRIVATE LIMITED

     I hereby approve and signify in writing under Section 21 of the Companies Act, 1956 (Act of 1956) read with the Government of India, Department of Company Affairs, Notification No. G.S.R. 507E dated the 24th June 1985 the change of name of the Company:

     from  REESAN INFORMATION MANAGEMENT RESOURCES (INDIA)
           PRIVATE LIMITED

     to    INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE
           LIMITED

and I hereby certify that REESAN INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE LIMITED which was originally incorporated on Fifth day of June, 1990 under the Companies Act, 1956 and under the name REESAN INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE LIMITED having duly passed the necessary resolution in terms of section 21 of the Companies Act, 1956 the name of the said Company is this day changed to INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE LIMITED and this certificate is issued pursuant to Section 23(1) of the said Act. [The term "Private" has been crossed out]

     GIVEN UNDER MY HAND AT BOMBAY this TWELFTH Day of November One Thousand Nine Hundred Ninety Three.
                                    \s\ S. K. Mandal
                                    (S.K. MANDAL)
                                    ADDL. REGISTRAR OF COMPANIES
                                         MAHARASHTRA, BOMBAY

                                  No. 11-56755

                       FRESH CERTIFICATE OF INCORPORATION
                          CONSEQUENT ON CHANGE OF NAME

           IN THE OFFICE OF THIS REGISTRAR OF COMPANIES, MAHARASHTRA
                                    BOMBAY.

In the matter of REESAN INFORMATION MANAGEMENT RESOURCES (INDIA)
             PRIVATE LIMITED

     I hereby approve and signify in writing under Section 21 of the Companies Act, 1956 (Act of 1956) read with the Government of India, Department of Company Affairs, Notification No. G.S.R. 507E dated the 24th June 1985 the change of name of the Company:

     from  REESAN INFORMATION MANAGEMENT RESOURCES (INDIA)
           PRIVATE LIMITED

     to    INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE
           LIMITED

and I hereby certify that REESAN INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE LIMITED which was originally incorporated on the FIFTH day of JUNE, 1990 under the Companies Act, 1956 and under the name REESAN INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE LIMITED having duly passed the necessary resolution in terms of section 21 of the Companies Act, 1956 the name of the said Company is this day changed to INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE LIMITED and this certificate is issued pursuant to Section 23(1) of the said Act.

     GIVEN UNDER MY HAND AT BOMBAY this TWELFTH Day of November, One Thousand Nine Hundred Three.
                                    \s\ S. K. Mandal
                                    (S.K. MANDAL)
                                    ADDL. REGISTRAR OF COMPANIES
                                         MAHARASHTRA, BOMBAY

                                  Form. I.. R.

                          CERTIFICATE OF INCORPORATION


No. 11-56755 of 1990

     I hereby certify that REESAN INFORMATION MANAGEMENT RESOURCES (INDIA) PRIVATE LIMITED is this day Incorporated under the Companies Act 1956 (No. 1 of
1956) and that the Company is limited.

     Given under my hand at BOMBAY this FIFTH day of JUNE, One Thousand Nine Hundred and Ninety.
                                         \s\ B. L. Panigar
                                         (B.L. PANIGAR)
                                         Addl. Registrar of Companies

                           MEMORANDUM OF ASSOCIATION
                                       OF
                INFORMATION MANAGEMENT RESOURCES (INDIA) LIMITED

I.   The name of the Company is INFORMATION MANAGEMENT RESOURCES (INDIA)
     LIMITED.

II. The Registered Office of the Company will be situated in the state of Karnataka.

III. The objects for which the Company is established are:

A. THE MAIN OBJECTS OF THE COMPANY TO BE PURSUED BY IT ON ITS INCORPORATION ARE AS FOLLOWS:

1. To engage in and to carry on the business of systems development and consulting activities in all and any information management and technology areas, including, software development, software maintenance, software conversion/rewrite and software re-engineering of projects and products of any and all description, using, subscribing for and availing satellite-link and any and all kinds of data communication devices executable both in India and abroad.

2. To engage in and to carry on the business of analysis, designing, developing, improving, modifying, customizing, contracting, marketing, selling, representing, licensing, import and export of software and program products of any and all description.

B.   OBJECTS ANCILLARY OR INCIDENTAL TO THE ATTAINMENT OF THE MAIN OBJECTS:

3. To purchase, sell, develop or otherwise deal in computer software and hardware including programs, systems, data and other facilities relating to computer operations and data processing equipments of all kinds.

4. To manufacture, purchase, sell or otherwise transfer, lease, import, export, hire, license, use, dispose of, operate, fabricate, construct, distribute, assemble, design, charter, acquire, market, recondition, work upon or otherwise, generally deal in any electronic, electrical, mechanical and electromechanical product, machine, apparatus appliance, systems, software procedures, peripheral products, computers, tabulators, data processing machines and systems and components thereof, electronic calculators, electric and electromechanical accounting systems, terminal products and systems, machines for registering, data preparation, recording, perforating, tabulating, sorting, printing, typewriting, products which possess an internal intelligence for recognizing and correlating any type of data or information to be processed, recognition and memory systems, optical scanning machine, transmission lines, transmission equipment, terminals, copying, reproducing and distributing machines, cheque signing, protecting and disbursing equipment, machines for facsimile reproduction, facsimile transmission and word processing, facilities and accessories and devices of all kinds and for all purposes and any products and component parts thereof or materials or articles used in connection therewith and any and all other machinery, appliances, apparatus, devices, materials, substances, business forms and supplies, articles or things of a character similar or analogous to the foregoing or any of them or connected therewith.

5. To establish, maintain and conduct training schools, courses and programs in connection with the use, purchase, sale, import, export, license, distribution, design, manufacture or rental of the aforesaid types of machines, apparatus, appliances, systems and merchandise and of articles required in the use thereof or used in connection therewith.

6. To provide consultancy services related to the preparation and maintenance of accounting, statistical, scientific or mathematical information and reports, data processing, programming, collecting, storing, processing and transmitting information and data of every kind and description, systems, analysis and machine services for solving or aiding commercial, industrial, scientific and research problems and for all other related business.

7. To engage in and conduct the business of research; to carry on investigations and experiments of all kinds, to originate, develop and improve any discoveries, inventions, processes and formulae, particularly to manufacture, purchase or otherwise acquire, own, hold, operate, sell or otherwise transfer, lease, license the use of, distribute or otherwise dispose of and generally to deal in, property of every kind and description, including without limitation to the generality of the foregoing, electronic, electrical and mechanical devices, apparatus, appliances and machines and parts thereof especially for the creation, reproduction, amplification, reception, transmission and retention, of sound, signals, communications and also for all other processes, matters and things.

8. To acquire and undertake the whole or any part of the goodwill, business, concern, undertaking, property, rights, assets and liabilities of any person, firm, association, society, company or corporation carrying on any business which the Company is authorized to carry on or possessed of property suitable for the purpose of this Company and to pay for the same by shares or debentures of this Company, or by cash or otherwise, or partly in one way and partly in another or others, and to conduct, expand and develop or wind-up and liquidate such business and to purchase and take steps for the acquisition of existing and new licenses in connection with any such business.

9. To establish, promote, form, subsidize, aid, acquire, organize, or be interested in any other company or companies, having similar objects or partnership for the purpose of acquiring all or any of the undertaking, property and liabilities of the company.

10. To enter into partnership or into any agreement for sharing profits, union of interest, co-operation, joint venture, reciprocal, concession, license or otherwise, with any person, firm association, society. company or corporation carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorized to carry on and to give any person, firm, or company, special rights, licenses and privileges in connection with the above.

11. To take or otherwise acquire and hold, sell, exchange, mortgage, charge or otherwise deal with shares or stock of any other company having objects altogether or in part similar to those of the company.

12. To amalgamate with any other Company having objects altogether or in part similar to those of the Company or otherwise.

13. To invest, surplus funds in any shares (whether fully or partly-paid), stocks, debentures, debenture stock, obligations or other securities in or of any other company, or which are issued by any authority whether sovereign, governmental, corporate, municipal, local or otherwise, in India or elsewhere, or apply for and hold units of the Unit Trust of India issued by them under any of their schemes and to cause the same or any of them to be vested in or held by a nominee or nominees for and on behalf of the Company.

14. To enter into negotiations with companies and other persons and acquire by grant, purchase, lease, barter, license or otherwise, other rights and benefits and to obtain financial and / or technical collaboration, technical information, know-how and expert advice for the conduct of the Company's business.

15. To apply for, purchase or otherwise acquire and protect, prolong and renew, whether in India or elsewhere, any patents, patent rights, brevets d'invention, recipes, trademarks, concessions, formulae, licenses, designs and the like conferring any exclusive or non-exclusive or limited right of use, or any secret or other information as to any invention, process or privilege which may seem capable of being used for any of the purposes of the Company, to use, exercise, develop, manufacture under, or grant license or privileges in respect of or otherwise to turn to account the property, rights or information, use or license so acquired, and to subsidize, take part in or assist in any experiments investigations and researches likely to prove beneficial to the Company.

16. To purchase, take in exchange or on lease, rent, hire, lease out, occupy, allow to be occupied or otherwise and use any freehold, leasehold or other immovable property and any lands, forests, plantations, estates, shops, warehouses, showrooms, workshops, offices, buildings, premises, works, plant and machinery, stock-in-trade, waterways, easements or other rights or interests in any land, buildings and premises or any other immovable or movable, real or personal property or right which the Company may think necessary or convenient for the purpose of its business and as to any real property, either in consideration of a gross sum or of a rent charged in cash, services or kind or on perpetual lease rent or partly in one way and partly in another or others.

17. To improve, manage, develop, mortgage, charge, sell, transfer, exchange, lease, under-lease, surrender or otherwise deal with, dispose of or turn to account, all or any part of the business, immovable or movable property, rights and effects for the time being of the Company in such manner, on such terms and for such purposes as the Company may think fit and as to any sale or real property either in consideration of a gross sum or of a rent or otherwise and to sell, transfer or dispose of the whole undertaking of the Company or any part thereof, for cash or such other consideration as the Company may think fit, and in particular for shares, debentures or securities of any other company having objects altogether or in part similar to those of the Company, or otherwise.

18. To borrow, raise and secure the payment and repayment of money for any of the purposes of the Company's business or otherwise, in such manner as the Company shall think fit, and in particular, by the issue of redeemable preference shares, mortgage debentures or debenture stock, perpetual or otherwise and issuable or payable at par, or at a premium, or discount and repayable by periodical drawings or otherwise, to bearer or otherwise, charged upon all or any of the Company's undertaking and/or property, both present and future and movable or immovable, or by other obligations or securities of the Company or by mortgage or charge on al I or any part of the property of the Company present and future, movable or immovable including its uncalled capital or without any charge, and to purchase redeem or pay off, cancel and discharge any such securities, subject to provisions of Section 58A and directives of Reserve Bank of India.

19. To receive money on deposit from and to lend monies to any person, Firm, Association, Society, Company or Corporation at interest or otherwise and on such terms and on such security as may seem expedient or without any security and in accordance with and so far as allowed by law and in particular to members or customers and others having or likely to have dealings with the Company, provided that the Company shall not carry on any banking business as defined by the Banking Regulation Act, 1949, subject to provisions of Section 58A and directives of Reserve Bank of India.

20. To draw, make, accept, endorse, discount, execute, retire, discharge, negotiate, issue and honour bills of exchange, cheques, promissory notes, bills of lading, dock and warehouse warrants, rail receipts, air and/or motor way bills and other negotiable, semi-negotiable or transferable instruments or securities.

21. To open and operate current, overdraft, loan, cash credit, or deposit account or accounts with any bank, company firm or person.

22. To lend out, deposit, invest and deal with the monies of the Company not immediately required with or without interest or security, in such manner and upon such terms as may from time to time be determined by the Directors.

23. To incur debts and obligations for the conduct of any business of the Company, and to purchase or hire goods, materials or machinery on credit or otherwise for any business or purpose of the Company.

24. To guarantee the payment of money, unsecured or secured by or payable under or in respect of bonds, debentures, debenture stocks, contracts, mortgages, charges, obligations and other securities of any company or of any authority, Central, State, Municipal, Local or otherwise, or of any person whomsoever, whether incorporated or not and generally to transact all kinds of guarantee business, to guarantee the issue of or not and generally to transact all kinds of guarantee business, to guarantee the issue of or the payment of interest on debentures, debenture stocks or other securities or obligations of any company or association, and to pay or provide for brokerage, commission and underwriting in respect of any such issue.

25. On any land or waterways, purchased, leased or otherwise acquired, to erect, build, construct, improve, maintain, develop, alter, enlarge, pull down, replace, work or manage, any buildings, houses, mills, factories, works, engine houses, boiler houses, shops, workshops, offices, warehouses, showrooms, refreshment rooms, lavatories and other conveniences, cottages and any other buildings with engines, boilers, lights and power generating plant and other fixtures and fittings and apparatus for working and turning machinery and for the comfort and accommodation of working people and roadways, branches or sidings and other works and conveniences which may seem calculated directly or indirectly to advance the Company's interest and to contribute to, subsidize or otherwise assist or take part in the construction, improvement, maintenance, working, management carrying out or control, thereof.

26. To establish maintain and conduct or discontinue or close agencies and branches and appoint representatives, agents, stockists, distributors, dealers and brokers in any part of the world for the conduct of the business of the Company.

27. To employ or otherwise appoint technical experts, engineers, mechanics, foremen, skilled, semiskilled and unskilled labour for any of the purposes of the business of the Company.

28. To establish, provide, maintain and conduct or otherwise subsidize research laboratories, experimental stations, workshops and libraries for scientific, industrial and technical researches experiments and tests of all kinds and to undertake and carry out research and investigations, to process, improve and invent new and better techniques and methods of manufacturing any products and improving or securing any process or processes, patent or patents copyrights which the Company may acquire or deal with and to promote studies, researches, surveys and investigations, both scientific and technical, by providing, subsidizing, endowing or assisting laboratories, schools, colleges, universities, workshops, libraries, lectures, meetings, exhibitions and conference, and by providing for the remuneration of scientists, scientific or technical personnel or teachers, research workers, and inventors or otherwise generally to encourage, promote and reward studies, researches, experiments, tests and inventions of any kind which may be considered likely to assist any of the business of the Company.

29. To adopt such means of making known any goods and products dealt in by the Company and the services provided by the Company as may seem expedient; to purchase and exhibit works of art or interest, to register and establish and protect trade marks, to publish books and periodicals, to grant prizes and awards and to participate in national and international exhibitions and in other similar manner.

30. To continue, establish and support or aid in the establishment or support of co-operative societies, associations and other institutions, funds, trusts, amenities and conveniences and at its discretion to grant bonuses, pensions and allowances and to make payment towards insurance and to subscribe or guarantee money for charitable or benevolent objects also to remunerate by cash or other assets or by the allotment of shares credited as fully or partly paid up or in any other manner (so far as by law allowed) any party for services rendered or to be rendered in placing or assisting to place any shares in the Company's capital or any debentures, debenture-stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of any of its business.

31. To contribute, promote, donate, subscribe, support or aid or otherwise assist or guarantee money to any charitable, benevolent, religious, scientific, national, public or other institutions, funds or objects or for any exhibition or for any public, and to become a member of any business, trade, commercial and/or industrial association, institution or organisation for promotion of the Company's interest or otherwise.

32. To provide for the welfare of any of the employees or past employees of the Company including Directors or ax-Directors and the wives, widow families, dependents or connections of such persons by grants of money, donations, allowances, bonuses or other payments from time to time; or by creating and from time to time subscribing to provident and other funds, institutions, associations or trusts, and by providing, subscribing or contributing towards places of recreations, schools and other educational institutions, hospitals, dispensaries, medical and other attendances or building of dwelling houses or quarters or in similar other manner as the Company may think fit.

33. To create any Depreciation Fund, Reserve Fund, Sinking Fund, Insurance Fund or any other Special Fund, whether for depreciation or for repairing, improving, extending or maintaining any of the property of the Company or for any other purpose conducive to the interest of the Company.

34. To reserve, to distribute or to place as bonus shares among the members, or otherwise to apply as the Company may from time think fit, any monies received by way of premium on shares or debentures issued at a premium by the Company and any monies received in respect of dividends accrued on forfeited shares and monies arising from the sale of forfeited shares by the Company.

35. Subject to the provisions of the Companies Act, 1956, to distribute among the members in specie in the event of winding up.

36. To refer any claims, demands, disputes or any other question by or against the Company or in which the Company is interested or concerned and whether between the Company and the member or members or his or their representatives or between the Company and third parties to arbitration in India or at any place outside India and to observe, perform and to do all acts, deeds, matters and things to carry out or enforce the awards.

37. To pay all or any expenses incurred in connection with the formation, promotion or incorporation of this Company or any other company or of any incidental to the winding up of any Company the whole or part of the property whereof is acquired by this Company.

38. To procure the incorporation, registration or other recognition of the Company in any country, state or place and to establish and regulate agencies for the purpose of the Company's business and to apply or join in applying to any parliament, local government, municipal or other authority or body for any rights or privileges that may see, conducive to the Company's objects or any of them and to oppose any proceedings or applications which may seem calculated directly or indirectly to prejudice the Company's interests.

39. To do the above things in all or any of the States in India and/or in any part of the world and either as principals, agents, contractors, trustees or otherwise and by or through trustees, attorneys, agents or otherwise and either alone or in conjunction with others and to do all such other things as are conducive or incidental for the attainment of the above objects or any of them.

(C)  OTHER OBJECTS:

40. To manufacture, assemble, purchase, import, export, lease or otherwise acquire and to sell, hire, distribute, use, deal in and otherwise dispose of plant, machinery, equipment, materials, necessary things and apparatus of every description for industrial, commercial and domestic use for or appertaining to wireless transmitting and receiving sets, telegraphy, telephony, radio and television receiving and broadcasting sets, cameras and equipment, gramophones, phonographs, radiograms, tape and wire recorders, transmission lines, terminals, machines for facsimile transmission, mechanical and/or electrical reproduction of sound, stereo and hi-fi systems and equipment, gramophone, records and discs, disc-cassettes, microphones, loud-speakers, word processing equipment, typewriters, speaker systems, ear-phones, head-phones, and cassettes and cartridges thereof, audio visual and electronic equipment of every sort and kind and other media for the recording, receiving, amplifying, transmitting, and reproduction of sound and all materials, accessories and articles of every kind and character used in connection therewith.

41. To manufacture, produce, buy, sell, and to otherwise acquire and dispose of and to otherwise deal with optical, photo-electric, photo chemical and photographic equipment including projectors, diascopes, video recording and reproducing apparatus and equipment.

42. To advice on, assist in or arrange explorations, surveys, experiments, researches and scientific and other studies. To render other special services, including but not limited to services in respect of the cultivation, marketing, transportation, sale, storage, preservation and promotion of agricultural produce and product and the mechanization of agricultural operations.

43. To produce, manufacture, service, repair, maintain and otherwise deal in domestic electrical appliances including fans, refrigerators, cold storage equipment, air-conditioners, air-coolers, cookers, ovens and other cooking appliances, mixers, grinders and liquidisers.

44. To manufacture, put up and use telephones, telegraphs (wireless or otherwise), dynamos, motors and all apparatus now known or that may hereafter be invented, connected with the generation, accumulation, distribution, supply and employment of electricity or any power that can be used as a substitute thereof including all cables, wires, appliances for connecting apparatus at a distance with other apparatus and including the formation of exchanges or centres.

45. To carry on the business of manufacturers of all types of machinery, instruments, appliances and components in the field of electrical, mechanical or chemical engineering.

46. To generate, transmit, distribute and supply electricity and to produce, buy, sell or otherwise deal with generators, transformers, insulation materials, insulators, armatures, commutators, boilers, pumps, turbines, engines, circuit breakers, accumulators and all apparatus and ancillaries in relation thereto.

47. To carry on the business of mechanical, electrical, civil, aeronautical, marine, metallurgical, mining, chemical, engineers and fabricators, contractors, technical consultants, architects, tool makers, ferrous and non-ferrous meltors, smelters, alloyers, forging manufacturers and processors, rollers and re-rollers, annealors, enamelors, electroplators, welders and hardware manufacturers.

48. To carry on the business of mechanical engineers, and manufacturers, dealers, indentors and agents of machinery tool makers, brass founders, metal workers, millwrights, machinists, iron and steel makers and convertors, smiths, metallurgists, water supply engineers, gas makers and merchants and to buy, sell, whether outright or on hire purchase, manufacture, repair, convert, alter, let on hire, and deal in machinery, implements, rolling stock and hardwares of all kinds.

49. To manufacture, produce, buy, sell, import, export, process and otherwise deal in medical, anatomical, orthopaedic, prosthetic, prophylactic, hospital aids and appliances, instruments whether surgical, scientific, mathematical, industrial surveying and drawing instruments or otherwise, appliances, equipment of all kinds including weighing machines and devices for measuring, indicating, recording and regulating pressure temperature, rate of flow and levels as well as others items, products, goods materials, and things produced, manufactured, utilized or required in miscellaneous mechanical and engineering industries including plastic injection and/or moulded goods and the like.

50. To carry on the business of manufacturers, buyers, sellers, exporters and importers and dealers in paper of all kinds, and articles made from paper or pulp, and materials used in the manufacture or treatment of paper, including cardboard, mill board, packing paper and wall and ceiling paper.

51. To carry on the business of manufacturers, makers of, buyers, sellers, exporters, importers and dealers in and to obtain, exchange and let on hire containers, packages, receptacles, packing materials, and all kinds of other articles, materials, substances and things.

IV.  The liability of the Members is limited

V.   The Authorised Share Capital of the Company is        AMENDED VIDE ANNUAL
     Rs.2,00,00,000/- (Rupees Two crores only) divided     GENERAL MEETING OF
     into 18,00,000/- Equity Shares of Rs. 10/- each and   SEPTEMBER 30, 1992
     200,000 Non-Voting Equity Shares of Rs. 10/- each with power to increase and reduce the capital for the time being into several classes and to attach thereto respectively such preferential, deferred, qualified, or special rights, privileges or conditions as may be determined or in accordance with the Articles of Association of the Company and to vary, modify or abrogate any such rights, privileges or conditions in such manner as may for the time being provided by the Articles of Association of the Company.

     We, the several persons, whose names and addresses and descriptions are hereunder subscribed, are desirous of being formed into a Company in pursuance of this Memorandum of Association and we respectively agree to take the number of shares in the Capital of the Company set opposite to our respective names.


Signature, names                                            Signature, Name,
 addresses, description &      Number of shares by       address, description &
 occupation of Subscriber.       each subscriber         occupation of WITNESS
- --------------------------------------------------------------------------------
Sd/                                                               Sd/
NIRMAL KUMAR DATTA                                       SANJIV PIYUSH JHAVERI
S/O. NIRAD BARAN DATTA          100 (ONE HUNDRED)        S/O PIYUSH JAYANTILAL
FLAT NO. l                      EQUITY SHARES                   JHAVERI
SURAT BAHAR                                                 6 STANROSE APPT.
17, VICTOR BUNDER ROAD                                   OFF VEER SAVARKAR MARG
COLABA                                                        PARABHADEVI
Bombay - 400005                                              BOMBAY - 40025


OCCUPATION:                                              OCCUPATION:
BUSINESS EXECUTIVE                                       CHARTERED ACCOUNTANT

                                                         WITNESS TO ALL
Sd/
PRAFULL GANDHI
S/O RAMJIBHAI GANDHI
14, TARDEO COURT
1ST FLOOR                       100 (ONE HUNDRED)
NEAR BHATIA HOSPITAL            EQUITY SHARES.
TARDEO ROAD
BOMBAY - 400007


OCCUPATION:                     200 (TWO HUNDRED)
CHARTERED ACCOUNTANT            EQUITY SHARES.

- --------------------------------------------------------------------------------

BOMBAY:
DATED: this 23rd day of May 1990.

                            ARTICLES OF ASSOCIATION
                                       OF
                INFORMATION MANAGEMENT RESOURCES (INDIA) LIMITED

INTERPRETATION

1. The regulations in Table "A" in the first Schedule to the Companies Act, 1956, shall apply to the Company except so far as the same are repealed or contained in these Articles.

2.   In these Articles

     "the Act" means the Companies Act, 1956.

     "The Company" means INFORMATION MANAGEMENT RESOURCES (INDIA) LIMITED

     "Directors" means the Directors for the time being of the Company or as the case may be the Directors assembeled at a Board.

     "month" means Calendar month.

     "the seal" means the Common Seal of the Company.

     Expressions referring to writing shall, unless the contrary intention appears, be construed as words in visible few

     Words importing the masculine gender also include the feminine gender.

     Words importing persons shall include juristic as well as natural persons.

     Unless the context otherwise requires, words or expressions contained in these Articles shall bear the same meaning as in the Act.

3.   THE COMPANY IS A LIMITED COMPANY AND ACCORDINGLY:

(a) The right to transfer shares is restricted in manner hereinafter prescribed.

(b) The number of members of the Company (exclusive of persons who are in the employment of the Company; and persons who, having been formerly in the employment of the Company, were members of the Company while in that employment and have continued to be members after the employment ceased) shall be limited to fifty. Provided that where two or more persons hold one or more shares in the Company jointly they shall for the purpose of this Article be treated as a single member.

(c) Any invitations to the public to subscribe for any shares in, or debentures of the Company is prohibited.

SHARES

4.   The Authorized Share Capital of the Company is        AMENDED VIDE
     2,00,00,000 (Rupees Two Crores) divided into          ANNUAL GENERAL
     18,00,000 Equity Shares of Rs. 10 each and 200,000    MEETING OF
     Non - Voting Equity Shares of Rs. 10/- each. The      SEPTEMBER 30, 1992.
     board of Directors shall have power to increase and redistribute share capital in accordance with the regulations of the Company and the legislative provisions for the time being in force in that behalf.

5. Subject to the approval of Government and other concerned authorities the Company shall enter into Collaboration agreements with M/s.ReeSan Inc., USA, and Information Management Resources Inc., USA, for provision of financial support, marketing support, and 100% buy back of the products and services of the Company. The Company shall also allot shares to M/s. ReeSan Inc. USA, and Information Management Resources Inc., USA, as well as their Associates as may be permitted by the Government and other concerned authorities.

6. Except as required by law, no person shall be recognized by the Company and shall not be bound by or be compelled in any way to recognize (even when having notice thereof ) any equitable, contingent future or partial interest in any share or any interest in any fractional part of share or (except only as by these Articles or by law otherwise provide) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

7. (1) Every person whose name is entered as member in the register of members shall be entitled without payment to receive within three months after allotment or within two months after the application for the registration of transfer (or within such other period as the conditions of issue shall provide)

     (a)  One Certificate for all his shares without payment; or

     (b) Several Certificates each for one or more of the shares, upon payment of two rupees for every certificate after the first;

     (2) Every certificate shall be under the seal and shall specify the shares to which it relates, and the amount paid up thereon.

     (3) In respect of any share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all such holders.

8. If a share certificate be defaced, lost or destroyed, it may be renewed on payment of fees of Rupees two or such less sum and on such terms (if any) as to evidence and indemnity and the payment of out of pocket expenses of the Company of investigating the evidence as the Directors think fit.

9.   The Company may exercise the power of paying commissions conferred by
     Section 76, provided that the rate per cent on the amount of commission paid or agreed to be paid shall be disclosed in the manner required by that section.

The Company may also, on any issue of shares, pay such brokerage as may be lawful.

CALLS ON SHARES

10. (a) The Board may from time to time, make calls upon the members in respect of any monies unpaid on their shares (whether on account of the nominal value of the shares or by way of Premium) and not by the conditions of allotment thereof made Payable at fixed times.

     (b) Each member shall, subject to receiving at least fourteen days notice specifying the time or times and place of payment, pay to the Company, at the time or times and place so specified, the amount called on his Shares.

     (c)  A call may be revoked or postponed at the discretion of the Board.

11. A call may be deemed to have been made at the time when the resolution of the Board authorizing the call was passed and may be required to be paid by installments.

l2. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

13. If any member fails to pay call due from him on the day appointed for payment thereof, or any such extension thereof as aforesaid, he shall be liable to pay interest on the same from the day appointed for the payment thereof to the time of actual payment at such rate as shall from time to time be fixed by the Board of Directors, but nothing in this Article shall render it compulsory upon Board of Directors to demand or recover any interest from any such member.

14. Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these regulations, be deemed to be a call duly made end payable on the date on which by the terms of issue such sum becomes payable.

     In case of non-payment of such sum, all the relevant provisions of these regulations as to payment of interest and expenses forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duty made and notified.

15   (a)  The instrument of transfer of any share in the Company shall be excused by or on behalf of both the transferor and transferee.

     (b) The transferor shall be deemed to remain a holder of the share until the name of the transferee is entered in the register of members in respect thereof.

16. Subject to the provisions of Section 108, shares in the Company shall be transferred in form No. 7B in Annexure "A" of the Companies (Central Government) General Rules and Forms, 1956 or any amendment of modifications or replacement thereof.

17. The Directors may, subject to the right of appeal conferred by the Act at their own absolute and uncontrolled discretion and without assigning any reason, decline to register or acknowledge any transfer of any shares, in the Company to any person of whom they do not approve and in particular, may so decline in any case in which the Company has a lien upon the shares or any of them. The registration of a transfer shall be conclusive evidence of the approval by the Directors of the transferee but so far only as regards the share or shares in respect of which the transfer is so registered and not further or otherwise and not so as to debar the Directors from declining to register any subsequent or other transfer or other shares applied for in the name of such transferee.

NOTICE BY MEMBER DESIRING TO TRANSFER SHARE

18. The person proposing to transfer any share (hereinafter called the "proposing transferor") shall give notice in writing (hereinafter called a "transfer notice") to the Company that he desires to transfer the same. Such notice shall specify the sum he fixes as the fair value, and shall constitute the Company his agent for the sale of the shares to any member of the Company or person selected as aforesaid willing to purchase the share (hereinafter called the "purchasing member") at the price so fixed, or at the option of the purchasing member, at the fair price to be determined as hereinafter provided.

19. The shares specified in any transfer notice given to the Company as aforesaid shall be offered by the Company in the first place to the members, other than the proposing transferor as nearly as may be in the proportion to the existing shares, held by them respectively and the offer shall in each case limit time within which the same, if not accepted, will be deemed to be declined, and may notify to the members that any member who desires an allotment of shares in excess of his proportion should in his reply state how many excess shares he desires to have and if all members do not claim their proportions, the unclaimed shares shall be issued for satisfying the claims in excess if any shares shall not be capable, without fractions of being offered to the members in proportion to their existing holdings, the same shall be offered to the members, or some of them in such proportions or in such manner as may be determined by lots to be drawn under the direction of the Directors.

MEMBER BOUND TO TRANSFER SHARES SO OFFERED UPON PAYMENT OF FAIR VALUE.

20. If the Company shall, within the space of twenty-eight days after being served with a transfer notice, finds a "purchasing member" and shall give notice thereof to the proposing transferor, he shall be bound upon payment of the fair value as fixed in accordance with Article 21 to transfer the share to the purchasing member.

21. In any case the proposing transferor, after having become bound as aforesaid, make default in transferring the share, the Company may receive the purchase money, and the proposing transferor shall be deemed to have appointed any Director as his agent to execute a transfer of the shares to the purchasing member or person selected as aforesaid, and upon the execution of such transfer, the Company shall hold the purchase-money in trust for the "proposing transferor". The receipt of the Company for the purchase-money shall be good discharge to the purchasing member or person selected as aforesaid and after his name had been entered in the register in purporting exercise of the above power the validity of the proceedings shall not be questioned by any person.

AUDITORS TO CERTIFY FAIR VALUE

22. In case any difference arises between the proposing transfer and the purchasing member as to the fair value of a share, the Company's auditors for the time being in consultation with the Board of Directors shall on the application of either party certify in writing the sum which in their opinion is the fair value, and such sum shall be deemed to be the fair value, and in so certifying, the Company's auditors shall be considered to the acting as experts and not as arbitrators, and accordingly the Indian Arbitration Act, 1949 shall not apply.

PROCEDURE IN CASE OF COMPANY UNABLE TO FIND PURCHASER

23. If the Company shall not, within the space of twenty-eight days after being served with a transfer notice, find a purchasing member and this notice in the manner aforesaid, the proposing transfer or shall at any time within one month after the expiry of twenty-eight days be at liberty subject as hereinafter provided, to sell and transfer the shares to any person subject to the provision of Clause 6 and at any price, subject to the previous consent of the Board of Directors which shall not be unreasonably withheld.

LIEN ON SHARES

24.  The Company shall have first and paramount lien.

     (a)  On every share (not being a fully-paid share) for all monies
          (whether presently payable or not) called or payable at a fixed time, in respect of that share; and

     (b) On all shares (not being fully-paid shares) standing registered in the name of single person for all monies presently payable by him or his estate to the Company;

     Provided that the Board of Directors may at any time declare any share to be wholly or in part exempt from the provisions of this clause.

25. The Company's lien, if any, on a share shall extend to all dividends payable thereon.

26. The Company may sell, in such manner as the Board thinks fit, any shares on which the Company has a lien:

Provided that no sale shall be made:

     (a)  Unless a sum in respect of which lien exists is presently payable;
          or

     (b) Until the expiration of fourteen days after a notice in writing stating and demanding payment ofsuch part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the share or the person entitled thereto by reason of his death or insolvency.

27. (a) To give effect to any such sale, the Board may authorize some person to transfer the shares sold to the purchaser thereof.

     (b) The purchaser shall be registered as the holder of the shares comprised in any such transfer.

     (c) The purchaser shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

28. (a) The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as if presently payable.

     (b) The residue, if any, shall, subject to a like lien for sums not presently payable as existed upon the shares before the sale, be paid to the person entitled to the shares at the date of the sale.

TRANSFER OR TRANSMISSION OF SHARES

29. (a) On the death of a member, the survivor or survivors where the member was a joint holder, and his legal representatives where he was a sole holder, shall be the only person recognized by the Company as having any title to his interest in the shares.

     (b) Nothing in clause (a) shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by him with other persons.

30. (a) Any person becoming entitled to a share in consequence of the death or insolvency of a member may, upon such evidence being produced as may from time to time properly be required by the Board and subject as hereinafter provided, elect, either:

          (i) to be registered himself as holder of the share; or

          (ii) to make such transfer of the share as the deceased or insolvent member could have made.

     (b) The board shall, in either case, have the same right to decline or suspend registration as it would have had, if the deceased or insolvent member had transferred the share before his death or insolvency.

31. (a) If the person so becoming entitled to shall elect to be registered as holder of the share himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

     (b) If the person aforesaid shall elect to transfer the share, he shall testify his election by executing a transfer of the share.

     (c) All the limitations, restrictions and provisions of these regulations relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or insolvency of the member had not occurred and the notice or transfer were a transfer signed by that member.

32. A person becoming entitled to a share by a reason of the death or insolvency of the holder shall be entitled to the same dividends and other advantages to which he would be entitled to if he were the registered holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company. Provided that the Board may, at any time, give notice requiring any such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within ninety days, the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the share, until the requirements of the notice have been complied with.

33. Subject to these Articles, shares may be transferred to any person other than to an infant, bankrupt or person of unsound mind.

34. The Company shall provide a book to be called the "Register of Transfers", which shall be kept by the Secretary under the control of Directors, and in which shall be entered the particulars of every transfer or transmission of every share.

35. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the register of members in respect thereof.

FORFEITURE OF SHARES

36. If a member fails to pay any call, or installment of a call, on the day appointed for payment thereof, the Board may, at any time thereafter during such time as any part of the call or installment remains unpaid serve a notice on him requiring payment of so much of the call or installment as is unpaid together with any interest which may have accrued.

37.  The notice aforesaid shall:

     (a) Name a further day (not being earlier than the expiry of fourteen days from the date of service of the notice) on or before which the payment required by the notice is to be made; and

     (b) State that in the event of non-payment on or before the day so named, the shares in respect of which the call was made, will be liable to be forfeited.

38. If the requirement of any such notice as aforesaid are not complied with any share in respect of which the notice has given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Board to that effect.

39. (a) A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Board thinks fit

     (B) At any time before a sale or disposal as aforesaid, the Board may cancel the forfeiture on such terms as it thinks fit.

40. (a) A person whose shares have been forfeited shall cease to be member in respect of the forfeited shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all monies which, at the date of forfeiture, were presently payable by him to the Company in respect of the shares.

     (b) The liability of such person shall cease if and when the Company shall have received payment in full of all such monies in respect of the shares.

41. (a) A duly verified declaration in writing that the declarant is a Director, the Manager or the secretary, of the Company and that a share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

     (b) The Company may receive the consideration, if any, given for the share on any sale or disposal thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of.

     (c) The transferee shall thereupon be registered as the holder of the share.

     (d) The transferee shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the shares.

42. The provisions of these regulations as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a share becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

FOREIGN REGISTER

43. The company may exercise powers conferred on it by sections 157 and 158 with regard to the keeping of a Foreign Register; and the Board may (subject to the provisions of those sections) make and vary such regulations as it may think fit respecting the keeping of any such register.

ALTERATION OF CAPITAL

44. The Company may from time to time by ordinary resolution increase the authorized share capital by such sum to be divided into shares of such amount as may be specified in the resolution.

45.  The Company may by ordinary resolution:

     (a) Consolidate and divide all or any of its share capital into shares of larger amount than its existing shares.

     (b) Subdivide its existing shares or any of them into shares of smaller amount than is fixed by the memorandum subject, nevertheless, to the provisions of Clause (b) of subsection (1) of Section 94:

     (c) Cancel any shares which at the date of the passing of the resolution, have not been taken or agreed to betaken by any person.

46. The Company may by special resolution reduce in any manner and with subject to any incident authorized and consent required by law:

     (a)  its share capital;

     (b)  any capital redemption reserve account or;

     (c)  any share premium account.

GENERAL MEETINGS

47. (a) General Meetings shall be called and held and the proceedings thereat regulated in accordance with the provisions of the Act and these Articles.

     (b) with the consent of all members who are entitled to receive notice of a meeting or to attend or vote at any such meeting, a meeting may be convened by a shorter notice than 14 days or without notice as such members may approve.

48. The directors may whenever think fit, convene an extraordinary general meeting, and extraordinary general meeting shall also be convened on such requisition, or in default, may be convened by such requisitionists, as provided by the Act.

49. No business shall be transacted at any general meeting unless a quorum of members is precept.

50. The chairman, if any, of the Board of Directors, shall preside as chairman at every general meeting of the Company, or if there is no such chairman or if he shall not be present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their member to be the chairman of the meeting.

51. If at any meeting no Director is willing to act as Chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their Members to be Chairman of the meeting.

52. (a) The Chairman may with the consent of any meeting at which a quorum is present and shall if so directed, by the meeting adjourn the meeting from time to time and place to place.

     (b) No business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

     (c) It shall not be necessary to give any notice of an adjournment or business to be transacted at an adjourned meeting.

53. In the case of an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place, or at which the poll demanded, shall be entitled to second or casting vote.

54. Any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

VOTES OF MEMBERS

55. Subject to any rights or restrictions for the time being attached to any classes of shares.

     (a) On show of hands, every member present in person shall have one vote, and

     (b)  On a poll, the voting rights of members shall be as laid down in section 87.

56. In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders.

57. For this purpose, seniority shall be determined by the order in which the name stands in the register of members.

58. A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hand or on a poll, by the committee or other legal guardian, and any such committee or guardian may, on a poll, vote by proxy.

59. No member shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the company have been paid.

60. (a) No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such meeting shall be valid for all purposes.

     (b) Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall he final and conclusive.

61. The instrument appointing a proxy and the power of attorney or other authority, shall be deposited at the Registered Office of the Company not less than 48 hours before the time for holding the meeting at which the person named in the instrument proposes to vote; and in default the instrument of proxy shall not be treated as valid.

62.  An instrument appointing a proxy shall be in either of the forms in
     Schedule IX to the Act or a form as near thereto as circumstances admit.

63. A vote given hi accordance with terms of an instrument of proxy shall be valid, notwithstanding the previous death or insanity of the principal of the revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the shares in respect of which the proxy is given.

AUDIT

64. Once at least in every year, the Accounts of the Company shall be examined and the correctness of the Profit and Loss account and Balance Sheet ascertained by one or more Auditors as provided in the act.

BOARD OF DIRECTORS

65. Unless otherwise determined by a General Meeting, the number of Directors shall not be less than 2 nor more than ten. The first Directors of the company are:

     (1)  Mr. Nirmal K. Datta

     (2)  Mr. Prafull R. Gandhi

     Each of them shall hold the Office of a Director for life or until he/she voluntarily resigns or the Office of a Director shall become vacant under the provisions of Section 283 of the Companies Act. In the event of a vacancy occurring among the aforesaid permanent Directors, the Company shall have the power from time to time to appoint any other person or persons to hold office as a Director for life.

66. The remuneration of the Directors shall be such as may be from time to time be determined by the Company in general meeting. The directors may also be paid all traveling, hotel and other expenses properly incurred by them in attending meeting of the Directors or any committee of the Directors of - general meetings or the Company or otherwise in connection with the business of the Company.

67. If any Director shall perform extra or special service or shall make any special exertion in going or residing abroad or attempting to secure for the company contracts, rights, privileges and information or otherwise howsoever for any of the purposes of the Company, the Company shall remunerate such Director in such manner as the Board may determine and such remuneration may be either by a fixed salary or a percentage of profit or otherwise as may be authorized by the Board of Directors.

68. The Directors shall have power to appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, but so that the total number of Directors shall not at any time exceed the number fixed by or in accordance with these Articles. Any Director so appointed shall hold office only until the next following annual general meeting and shall then be eligible for reelection but shall not be taken into account in determining the Directors who are to retire by rotation at such meeting.

69. The Company may by ordinary resolution of which special notice has been given in accordance with the Act, remove any Director before the expiration of his period of office notwithstanding anything in these articles or in any agreement between the Company and such Director, such removal shall be without prejudice to any claim such Directors may have for damages for breach of any contract of service between him and the company.

70. The Company may by ordinary resolution appoint another person in place of a Director removed from office under the immediately preceding articles and without prejudice to powers of the Directors to appoint persons to be Directors, the Company in general meeting may appoint any person to be a Director either to fill a casual vacancy or as an additional Director.

71.  No shareholding qualification of. directors shall be required.

71. A. "In consideration of sanctioning/subscription of long term loans and/or private placement of shares in the capital of the Company by financial institutions, investment funds and banks the Company shall agree to appoint one Director each from such institutions, funds and banks as Institutional Director/Nominee Director, if such appointment forms part of the loan agreement and/or the private placement of shares in the capital of the Company.

     Such Institutional Director/Nominee Director shall not be liable to retire by rotation. The financial institutions, investment funds and banks may at any time and from time to time remove the nominee or nominees appointed by them and on a vacancy being caused in such office from any cause, whether by resignation, death, removal or otherwise, appoint another or others in his/their place by sending appropriate notice in writing to the Company and the Company shall agree to such change/changes.

     Each such Institutional/Nominee Director shall be entitled to the same rights and privileges and be subject to the same obligations as any other Director of the Company."

POWERS AND DUTIES OF DIRECTORS

72. The business of the Company shall be managed by the Directors, who may exercise all such powers of the Company as are not, by the Act or by these Articles, required to be exercised by the Company in general meeting.

73. The Directors may from time to time and at any time by power of attorney appoint any Company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protections and convenience of persons dealing with any such attorney as the directors may think fit and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions, vested in him.

74. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments, and all receipts for monies paid to the Company, shall be signed, drawn, accepted, endorsed, or otherwise executed, as the case may be, in such manner as the Directors shall from time to time by resolution determine.

75. The powers of the Directors to pay or provide for gratuities, pensions, allowances or other benefits to persons who are or have been officers or employees of the Company or the dependents of such persons shall include power in the case of any Director or former Director who holds or has held some other office or place of profit with the Company to pay or provide for him or any of his dependents a gratuity or pension or allowance or life assurance or other benefits, and any such Director may be admitted to or continued in membership of any scheme or fund instituted or established or financed or contributed to by the Company for the provision of any such benefits for officers or employees of the Company or their dependents and the Directors may pay any contributions payable by the Company under the rules of any such scheme or fund in respect of his membership thereof or pay any premiums for the purchase or provision of any such benefits.

PROCEEDINGS OF DIRECTORS MEETING

76. The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes, the Chairman shall have a second or casting vote. A Director may, and the Manager or Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

77. The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed by the Act as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

78. Subject to the provisions of the Act, the Board may appoint an alternate Director. The Directors remuneration shall continue to be paid to him during the appointment of his alternate.

79. The Directors may elect a Chairman of their meetings and determine the period for which he is to hold office; but if no such Chairman is elected or if at any meeting the Chairman is not present within fifteen minutes after the time appointed for holding the same, the Director present may choose one of their member to be Chairman of the meeting.

80. The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated confirm to any regulations that may be imposed on it by the Directors.

81. A committee may elect a Chairman of its meetings, if no such Chairman is elected, or if any meeting the Chairman is not present within fifteen minutes after the time appointed for holding the same, the members present may choose one of their member to be Chairman of the meeting.

82. A committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members present and in the case of equality of votes the Chairman shall have a second or casting vote.

83. A resolution in writing, signed by all the Directors shall be as valid and effectual as if it has been passed at a meeting of the Directors duly convened and held, provided that the signature of an alternate Director instead of that of the Director by whom he was appointed shall suffice for the purpose of this Article.

MANAGER OR SECRETARY

84. The Directors may appoint a Secretary or Manager for such term, at such remuneration and upon search conditions as they think fit; and any Manager or Secretary so appointed may be removed, by them.

85. A provision of the Act or these Articles requiring or authorizing a thing to be done by or to a Director and the Manager or Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as or in place of the Manager or Secretary.

THE SEAL

86. The Directors shall provide for the safe custody of the seal, which shall only be used by the authority of the Directors or of a committee of the Directors authorized by the Directors in that behalf and every instrument to which the seal shall be affixed shall be signed by two Directors or by one Director and the secretary or by one Director and some other person appointed by the Directors for the purpose.

DIVIDENDS AND RESERVE

87. The Company in general meeting may declare dividends, but no dividend shall exceed the amount recommended by the Board.

88. The Board may from time to time pay to the members such interim dividends as appear to it be justified by the profits of the Company.

89. (a) The Board may before recommending any dividend set aside out of the profits of the Company such sums as it thinks proper as a reserve or reserves which shall at the discretion of the Board be applicable for the purpose to which the profits of the Company may be properly applied including provision for meeting contingencies or for equalizing dividends; and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investment (other than shares of the Company) as the Board may from time to time think fit).

     (b) The Board may also carry forward any profits which it may think prudent not to divide, without setting them aside as a reserve.

90. (a) Subject to the rights of persons, if any entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid, but if and so long as nothing is paid upon any of the shares in the Company, dividends may be declared and paid according to the amounts of the shares.

     (b) No amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this regulation as paid on the share.

     (c) All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividends as from a particular date such shares shall rank for dividend accordingly.

91. The Board may not deduct from any dividend payable to any member all sums of money, if any, presently payable by him to the Company on account of calls or otherwise in relation to the share of the Company, except his/her consent.

92. Any dividend, interest or other monies payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder or in the case of joint holders to the registered address of that one of the joint holders who is first named on the register of members, or to such person and to such address as the holder or joint holders may in writing direct.

93. Any one of two or more joint holders of a share may give effectual receipts for any dividends, bonuses or other monies payable in respect of such share.

94. Notice of any dividend that may have been declared shall be given to the persons entitled to share therein the manner mentioned in the Act.

CAPITALIZATION OF PROFITS

95. (1) The Company in general meeting may, upon the recommendation of the Board. resolve

       (a) that it is desirable to capitalize any part of the amount for the time being standing to the credit of any of the Company's reserve accounts, or to the credit of the Profit and Loss account or otherwise available for distribution; and

       (b) that such sum be accordingly set free for distribution in the manner specified in clause (2) amongst the members who would have been entitled thereto, if distributed by way of dividend and in the same proportions.

     (2) The sum aforesaid shall not be paid in cash but shall be applied subject to the provision contained in clause (3) in or towards

       (a) paying up any amounts for the time being unpaid on any shares held by such members respectively;

       (b) paying up in full, unissued shares of the Company to be allotted and distributed, credited as fully paid-up to and amongst such members in the proportions aforesaid; or

       (c) partly in the way specified in sub-clause (a) and partly in that specified in sub-clause (b)

     (3) A share premium account and a capital redemption reserve account may, for the purposes of this regulation, only be applied in the paying up of unissued shares to be issued to members of the Company as fully paid bonus shares.

     (4) The Board shall give effect to the resolution passed by the Company in pursuance of this regulation.

96. (I) Whenever such a resolution as aforesaid shall have been passed the Board shall

       (a) make all appropriation and application of the undivided profit resolved to be capitalized thereby and all allotments and issues of fully paid shares if any; and

       (b)  generally do all acts and things required to give effect thereto.

     (2)  The Board shall have full power

       (a) to make such provision, by the issue of fractional certificates or by payment in cash or otherwise as it thinks fit, for the case of shares or debentures becoming distributable in fractions; and also

       (b) to authorize any person to enter, on behalf of all the members entitled thereto, into an agreement with the Company providing for the allotment to them respectively, credited as fully paid-up, of any further shares to which they may be entitled upon such capitalization, or (as the case may require) for the payment of by the Company on their behalf, by the application thereto of their respective proportions of the profits resolved to be capitalized of the amounts or any part of the amounts remaining unpaid on their existing shares.

     (3) Any agreement made under such authority shall be effective and binding on all such members.

BORROWING POWERS

97. The Directors may from time to time borrow, raise, receive payment of any sum or sums of money on deposit at interest or otherwise for the purpose of the Company in such manner as they shall think fit.

98. The Directors may raise and secure the repayment of such sum or sums in such manner and upon such terms and conditions in all respects as they think fit and in particular by the issue of bonds, perpetual or redeemable debentures of the Company or by the creation of debenture stock charged upon all or any part of the assets of the Company (both present and future) including its uncalled capital for the time being or by making, drawing, accepting or endorsing on behalf of the Company any promissory notes or bills of exchange or other negotiable instruments or giving or issuing any other security of the Company or by mortgage or charge or pledge of any loan, buildings, machinery, plant, goods or the property both present and future. Whenever any uncalled capital of the Company is included in or charged by any mortgage or other security, such mortgage or security may include an authority to the person in whose favour the same is executed or any other person trust for him to make calls on the members in respect of such uncalled capital and the provisions hereinbefore contained in regard to calls shall mutatis mutandis apply to calls made under such authority and such authority may be made exercisable either conditionally or unconditionally and either presently or contingently and either to the exclusion of the Directors power or otherwise and shall be assignable if expressed so to be.

WINDING UP

99. If the Company shall be wound-up, the assets available for distribution amongst the members shall (subject to any rights attached to any new class of shares hereafter created) be applied, in repayment of the capital paid up on the ordinary shares and any balance shall be distributed amongst the holders thereof in proportion to the number of ordinary shares held by them respectively.

100. (1) If the Company shall be bound up liquidator may, with the sanction of a special resolution of the Company and any other sanction required by the Act, divide among the members, in specie or

     (2) For the abovesaid purpose, the liquidator may set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the members or different classes of members.

(3) The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction shall think fit but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.

INDEMNITY

101. Every Director, Manager, Auditor, Secretary and other Of fleer for the time being of the Company shall be indemnified out of the assets of the Company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgement is given in his favour or in which he is acquitted or in connection with any application under the Act in which relief is granted to him by the court.

     We, the several persons, whose names and addresses and descriptions are hereunder subscribed, are desirous of being formed into a Company in pursuance of this Memorandum of Association and we respectively agree to take the number of shares in the Capital of the Company set opposite to our respective names.


Signature, names               Number of shares by      Signature, Name,
addresses, description &       each subscriber          address, description &
occupation of Subscriber.                               occupation of WITNESS
- --------------------------------------------------------------------------------


                                100 (ONE HUNDRED)
Sd/                             EQUITY SHARES            Sd/
NIRMAL KUMAR DATTA                                       SANJIV PIYUSH JHAVERI
S/O. NIRAD BARAN DATTA                                   S/O PIYUSH JAYANTILAL
FLAT NO. l                                               JHAVERI
SURAT BAHAR                                              6 STANROSE APPT.
17, VICTOR BUNDER ROAD                                   OFF VEER SAVARKAR MARG
COLABA                                                   PARABHADEVI
Bombay - 400005                                          BOMBAY - 40025


OCCUPATION:                                              OCCUPATION:
BUSINESS EXECUTIVE                                       CHARTERED ACCOUNTANT

                                                         WITNESS TO ALL
Sd/
PRAFULL GANDHI
S/O RAMJIBHAI GANDHI            100 (ONE HUNDRED)
14, TARDEO COURT                EQUITY SHARES.
1ST FLOOR
NEAR BHATIA HOSPITAL
TARDEO ROAD
BOMBAY - 400007

                                ------------------
OCCUPATION:                     200 (TWO HUNDRED)
CHARTERED ACCOUNTANT            EQUITY SHARES.


- --------------------------------------------------------------------------------



BOMBAY:
DATED: this 23rd day of May 1990.